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                                                  Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-87494

                              THE LAKE FOREST FUNDS
                         SUPPLEMENT DATED MARCH 8, 2004
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 1, 2003

I. The section of the Statement of Additional Information entitled "TRUSTEES AND OFFICERS" is amended and restated in its entirety:

The Trusts' Board of Directors has general supervisory responsibilities of the Lake Forest Funds and supervises the investment adviser's activities. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Eugene A. Profit, President and Secretary*
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910
39 years old

Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Funds and has acted in this capacity since the close of business on March 5, 2004. Mr. Profit has been the portfolio manager of Profit Funds Investment Trust since October 13, 1997. Mr. Profit has been the President and Chief Executive Officer of the Profit Funds Investment Trust since February, 1996; Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994); Owner, Cravings Bakery (1991-1993); and a player in the National Football League (1986-1991).

ROBERT E. ALFE, Trustee
582 Oakwood Avenue
Lake Forest, IL  60045
63 Years Old

Mr. Alfe is an architect and builder, and the President of Alfe Development Corporation, a real estate development company.

GARY M. PATYK, Trustee
8225 W. Center St. Apt.1
Milwaukee, WI  53222
63 Years Old

Mr. Patyk has been a consultant with LA-Z-BOY Furniture Galleries since 1997. From 1995 to 1997, he was a consultant with Transworld Systems, Inc., an accounts receivable recovery firm, since 1995. Prior to 1995, he was a consultant with Trend Consulting, a general business consulting firm.

KENNETH J. MALEK, Chairman of the Board and Trustee
175 West Jackson Blvd Suite 500
Chicago, IL 60604-2601
49 Years Old

Mr. Malek is a Managing Director with Navigant Consulting, Inc. and its predecessors, where he has been since 1996. Prior to 1996, he was a partner in the Financial Advisory Services practice of Ernst & Young.

PATRICK BELL, Assistant Secretary
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910

Mr. Bell joined Profit Investment Management in August 2003, and serves as an assistant portfolio manager to client portfolios. He is responsible for attribution analytics, equity research and business development. Patrick has fifteen years of investment and plan sponsor experience. Prior to joining PIM, Patrick was the Chief Investment Officer, Montgomery County, Maryland Employee Retirement System and a Senior Manager for Fairfax County, Virginia Employee Retirement System. He is a former trustee of City of Rockville, Maryland Employee Retirement System. Patrick holds a B.S. in Accounting from Long Island University and an MBA from the University of Maryland.

ARTHUR DON, Assistant Secretary (for clerical purposes only) C/O Seyfarth Shaw, 55 East Monroe Street, Suite 4200 Chicago, IL 60603-5803

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II. The sections of the Statement of Additional Information entitled "INVESTMENT
ADVISER" and "LEGAL COUNSEL" are amended and restated in their entirety:

INVESTMENT ADVISER

Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement (the "Agreement"). The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.

The Adviser agrees to waive all advisory fees with respect to the services to be rendered by the Adviser. The Adviser shall pay all the compensation and expenses of the Adviser's employees who serve as trustees, officers, employees or agents of the Trust, and shall provide customary clerical services, staff services, office space and office supplies relating to the provision of your advisory services.

The Trust will pay all operating expenses of the Trust, including the compensation and expenses of any non-interested trustees of the Trust and of any other non-interested persons rendering any services to the Trust; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; expenses, including clerical expenses of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholder's meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust's shares; and all other operating expenses.

The Adviser will reimburse the Trust for the Trust's expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short) and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Core Equity Fund series at 2.45% of its average daily net assets and to maintain the total operating expenses of the Lake Forest Money Market Fund series at 1.00% of its average daily net assets, in each instance as measured for the period commencing on the close of business on March 5, 2004. The Adviser shall not be required to reimburse the Trust for expenses incurred by the Trust prior to the close of business on March 5, 2004. For the purposes of this agreement, "extraordinary or non-recurring expenses" shall be deemed to include litigation or administrative proceedings to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto, fund liquidation proceedings, if any, and extraordinary shareholders meetings and proxy solicitations. Notwithstanding the foregoing, the Adviser may voluntarily absorb other expenses in its sole discretion.

Subject to its obligation to seek the best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Funds) may pay fees to certain persons based on investments made and maintained by investors such persons have referred to the Funds. The Adviser (not the Funds) also may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Agreement was adopted as an interim contract pursuant to Rule 15a-4 promulgated under the Investment Company Act of 1940. Subject to earlier termination, the Agreement shall remain in force for a period of one hundred fifty (150) days from March 5, 2004.

During the years ended February 28, 2001, 2002, and 2003 the Core Equity Fund paid advisory fees of $191,598, $142,850, and $93,582 respectively. During the same periods, the Money Market Fund paid advisory fees of $45,492 $40,968 and $34,343 respectively.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may purchase from time to time securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

In approving the March 5, 2004 interim management agreement with Profit Investment Management, the independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the management agreement, in conjunction with experienced counsel independent from the former and current advisers. The agreement was made on an interim basis due to the mutual termination of the management agreement with the Trust's previous adviser. In particular, in approving the interim agreement, the Trustees acknowledged that
(1) the new Adviser had agreed to serve on an interim basis for no compensation, and had agreed to expense limitations similar to the expense limitations of another mutual fund managed by the Adviser, (2) the Adviser has excellent short-term and longer-term investment performance managing an equity fund similar in investment strategy and size of assets to the Core Equity Fund, (3) the Adviser has staff available to manage the Money Market Fund, and (4) in general, the Adviser has the scope and quality of resources necessary to serve as Adviser to a smaller mutual fund similar to the Trust, including experience coordinating activities of outside service providers and maintaining compliance with applicable laws. Although no decision has been made yet with respect to any strategic transactions relating to the Trust or its two funds, the Trustees also recognized that the Adviser had recently merged a smaller unaffiliated fund group into the Adviser's other fund, in a way that was deemed beneficial to the shareholders of both of the other fund groups. No single factor was considered in isolation or deemed to be determinative to the decision to approve the interim management agreement. Instead, the Trustees concluded, in light of all the circumstances, that it was in the best interests of the Trust and its shareholders to approve the interim management agreement.

The firm of Seyfarth Shaw LLP, 55 East Monroe Street, Suite 4200, Chicago, Illinois 60603-5803 acts as legal counsel to the Funds.

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